UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 24, 2014

LPATH, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35706	16-1630142
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4025 Sorrento Valley Blvd.
San Diego, California 92121

(Address of Principal Executive Offices) (Zip Code)

(858) 678-0800

(Registrant’s Telephone Number, Including Area Code)

Not applicable

(Former Name or Former Address If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01      Other Events

On July 24, 2014, Lpath, Inc. (the “Company”) issued a press release announcing interim data from the Phase 2a single-arm, open-label trial for its drug candidate ASONEP™.  ASONEP is being investigated in the Phase 2a trial as a treatment for metastatic renal cell carcinoma (RCC) in patients that have failed at least one therapy involving a VEGF inhibitor (e.g., Sutent®/sunitinib maleate) and no more than one mTOR inhibitor (e.g., Afinitor®/everolimus), with a maximum of three failed treatments in all.  The full text of the Company’s press release is filed as Exhibit 99.1 to this Current Report on Form 8-K (the “Current Report”), and is incorporated herein by reference.

Forward-Looking Statements

The Company cautions you that the statements included in this Current Report that are not a description of historical facts are forward-looking statements. These include statements regarding: the potential benefits and therapeutic uses of ASONEP and its other drug candidates; the Company’s ability to successfully complete additional preclinical studies, development activities and clinical trials for its drug candidates, including ASONEP; and the Company’s ability to complete additional discovery and development activities for drug candidates utilizing its proprietary ImmuneY2 drug-discovery process. Actual results may differ materially from those set forth in this Current Report due to the risks and uncertainties inherent in the Company’s business, including, without limitation: the final results of the Company’s preclinical studies and clinical trials may be different from interim data results and may not support further clinical development and/or the commercialization of ASONEP or its other drug candidates; the Company may not successfully complete its existing and any additional clinical trials for its drug candidates on a timely basis, or at all; the Company may fail to obtain required governmental approvals for any of its drug candidates; the Company may not be successful in maintaining its commercial relationship with Pfizer Inc. or any third party that acquires Pfizer’s exclusive option to iSONEP; and the Company may not be able to secure the funds necessary to support its preclinical-development and clinical-development plans. More detailed information about the risk factors and uncertainties that may affect the realization of forward-looking statements is set forth in the Company’s filings with the Securities and Exchange Commission (the “SEC”), including its Annual Report on Form 10-K, its Quarterly Reports on Form 10-Q, and its other filings with the SEC. Such documents may be read free of charge on the SEC’s website at www.sec.gov. You are cautioned not to place undue reliance on these forward-looking statements, which are effective only as of the date hereof. All forward-looking statements are qualified in their entirety by this cautionary statement, and the Company undertakes no obligation to revise or update this Current Report to reflect events or circumstances after the date hereof. This caution is made under the safe harbor provisions of Section 21E of the Private Securities Litigation Reform Act of 1995.

Item 9.01              Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Description
99.1	Press Release, issued July 24, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LPATH, INC.

Dated: July 24, 2014	By:	/s/ Gary J. G. Atkinson
		Name:	Gary J.G. Atkinson
		Title:	Senior Vice President, Chief Financial Officer and Secretary